EXHIBIT 10.3

                        DISCOUNTED LOAN PAYOFF AGREEMENT

THIS DISCOUNTED LOAN PAYOFF AGREEMENT ("Agreement") is entered into as of March 31, 2003, by and among UNION BANK OF CALIFORNIA, N.A., ("Bank"), SVI SOLUTIONS, INC., ("Borrower"), and SVI RETAIL, INC., SABICA VENTURES, INC., and SVI TRAINING PRODUCTS, INC., ("Guarantors"), with reference to the following:

                                    RECITALS

A. Bank previously extended credit to Borrower in the amount of $7,359,605.24 evidenced by the following:

         1. Term Loan Note in the original principal amount of $7,359,605.24 ("Loan") pursuant to the terms of that Amended and Restated Term Loan Agreement dated as of June 29, 2001, executed by Borrower and Bank ("Loan Agreement"). The Loan is evidenced by that certain Amended and Restated Term Loan Note dated as of July 10, 2001 ("Note") as amended by that Second Amended and Restated Term Loan Note dated as of July 15, 2002 ("Amended Note"), executed by Borrower to order of Bank. The Loan Agreement was subsequently amended by four separate Amendments to Amended and Restated Term Loan Agreement ("Amendments"), dated as of March 18, 2002, May 21, 2002, July 15, 2002 and November 15, 2002,
         respectively.

         2. To secure Borrower's obligations to Bank, Borrower executed that certain Amended and Restated Security Agreement dated as of July 10, 2001 ("Solutions Security Agreement") pursuant to which Borrower granted Bank a security interest in personal property described therein ("Solutions Collateral"). On or about July 13, 2001, Bank perfected its security interest in the personal property described in the Solutions Security Agreement by, among other things, filing UCC Financing Statements with the Delaware Secretary of State as Instrument Numbers 010339417 and 010339424 (the "Solutions UCC's").

         3. As additional security for the Loan, Sabica Ventures, Inc. ("Sabica") executed that certain Amended and Restated Security Agreement dated as of July 10, 2001 ("Sabica Security Agreement") pursuant to which Sabica granted Bank a security interest in personal property described therein ("Sabica Collateral"). On or about July 12, 2001, Bank perfected its security interest in the personal property described in the Sabica Security Agreement by, among other things, filing UCC Financing Statements with the California Secretary of State as instrument numbers 0119460154 and 0119460159 (the "Sabica UCC's).

         4. As additional security for the Loan, SVI Training Products, Inc., ("Training") executed that certain Amended and Restated Security Agreement, dated as of July 10, 2001 ("Training Security Agreement") pursuant to which Training granted Bank a security interest in personal property described therein.

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         5. As additional security for the Loan, SVI Retail, Inc., ("Retail")
         executed that certain Amended and Restated Security Agreement, dated as of July 10, 2001 ("Retail Security Agreement") pursuant to which Retail granted Bank a security interest in personal property described therein.

         6. As further additional security for the Loan, Borrower, Sabica, Retail and Training executed that certain Amended and Restated Pledge Agreement, dated as of July 10, 2001 ("Pledge Agreement"), as amended by that certain First Amendment to Amended and Restated Pledge Agreement ("Amended Pledge Agreement") pursuant to which Borrower, Sabica, Retail and Training pledged and granted to Bank a continuing first-priority security interest in and to all of the personal property described therein.

         7. As further additional security for the Loan, Borrower, Retail, Training and Sabica executed that certain Amended and Restated Copyright Security Agreement dated as of July 10, 2001 ("Copyright Agreement") pursuant to which Borrower, Retail, Training and Sabica granted to Bank a security interest in the personal property described therein.

         8. As further additional security for the Loan, Borrower, Retail, Training and Sabica executed that certain Amended and Restated Patent and Trademark Security Agreement dated as of July 10, 2001 ("Patent/Trademark Agreement") pursuant to which Borrower, Retail, Training and Sabica granted to Bank a security interest in the personal property described therein.

         9. Pursuant to the Solutions Security Agreement, the Solutions UCC's, the Sabica Security Agreement, the Sabica UCC's, the Training Security Agreement, the Retail Security Agreement, the Pledge Agreement, the Amended Pledge Agreement, the Copyright Agreement and the Patent/Trademark Agreement, Bank has a lien on all of the personal property described therein.

B. To induce Bank to make the Loan evidenced by the Note available to Borrower, Guarantors executed and delivered to Bank that certain Amended and Restated Subsidiary Guaranty dated as of July 10, 2001, guaranteeing the payment and performance of Borrower's obligations to Bank ("Guaranty").

C. The outstanding principal balance under the Amended Note of $7,065,847.20 together with accrued unpaid interest in the amount of $162,532.88, together with all accruing interest, fees, costs and expenses provided in the Loan Documents (defined below), including without limitation, attorneys' and consultants fees, costs, title fees, and appraisal costs (collectively, "Obligations") is due and outstanding from Borrower to Bank.

D. On January 2, 2003 Borrower issued a Warrant to Purchase Common Stock of Borrower (the "Warrant") in favor of Bank with respect to 1,538,997 of Borrower's Common Stock.

E. This Agreement, the Loan Agreement, the Amendments, the Note, the Amended Note, the Solutions Security Agreement, the Solutions UCC's, the Sabica Security Agreement, the Sabica UCC's, the Training Security Agreement, the Retail Security Agreement, the Pledge Agreement, the Amended Pledge Agreement, the Copyright Agreement, the Patent/Trademark Agreement, the Guaranty and the Warrant, and all other documents executed by Borrower, Guarantors and/or Bank in connection therewith shall be referred to herein as the "Loan Documents". There are no written or oral agreements concerning or affecting the Loan between Borrower and/or Guarantors on the one hand and Bank on the other, other than the Loan Documents. Unless otherwise defined herein, all capitalized terms shall have the meanings assigned to them in the Loan Documents.

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F. Borrower and Guarantors have proposed that Bank accept $2,800,000 in cash, together with a $500,000 Promissory Note ("Payment Note") from Borrower, in addition to 1,000,000 shares of Borrower's restricted common stock, ("Borrower's Common Stock") as full satisfaction for all remaining Obligations owing under the Loan and terminate the Obligations upon satisfaction of the requirements as set forth below. Bank is willing to accept such payment only on the terms set forth below.

                                    AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. INCORPORATION OF RECITALS. All of the foregoing recitals are incorporated herein by this reference and are true in all material respects.

2. PAYMENT. As full and final settlement of all amounts owed by Borrower to Bank under the terms of the Loan Documents, Borrower shall, by no later than March 31, 2003 ("Closing Date"):

         (a) Pay to Bank a non-refundable payment of $2,800,000 ("the Discounted Payoff Amount");

         (b) Issue in favor of Bank the Payment Note in the principal sum of $500,000 in the form of Exhibit "A" attached hereto;

         (c) Cause to be issued to Bank 1,000,000 shares of Borrower's Common Stock ("Share Issuance"). The disposition by Bank of the shares subject to the Share Issuance shall be subject to Rule 144 of the Securities and Exchange Commission. Following the holding period specified in said Rule, disposition by Bank of the shares subject to the Share Issuance shall be restricted to 83,333 shares per month, with no disposition on any single day exceeding 10,000 shares;

         (d) If Borrower fails to perform any one of paragraphs 2(a) through (c) above, strictly and absolutely on or before the Closing Date, Bank shall be released from its agreement to accept an amount less than full payment of the Obligations in satisfaction of the Amended Note; and

         (e) Nothing contained herein shall constitute an admission by Bank as to the value of any collateral held by Bank pursuant to the Loan Documents. This Agreement is executed by Bank with an express reservation of rights by Bank to present evidence in any proceeding as to the value of any such collateral if the Closing does not occur. Nothing contained in this Agreement shall be deemed or construed to be an admission by Bank that Bank is adequately protected in any bankruptcy proceeding or in any other proceeding.

3. FORM OF PAYMENT

         (a) The Discounted Payoff Amount shall be made by wire transfer.

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         (b) Payments made by wire transfer shall be executed using the following instructions:

                           Union Bank of California, N.A.
                           601 Portrero Grande
                           Monterey Park, California  91755-7417
                           Attn: Commercial Loan Operations
                           ABA #122000496
                           Acct. #77-070-196431
                           Borrower Loan #8802802084

         Payments made by wire transfer shall be considered made when received by Bank addressed, with confirmation by 12:00 Noon, California time, and transferred as set forth above and Bank has received final settlement therefor.

4. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to Borrower's satisfaction of each and every one of the following conditions on or before March 31, 2003, unless waived by Bank in its sole discretion:

         (a) Borrower and Guarantors each shall have duly executed and delivered this Agreement to Bank;

         (b) Borrower shall have paid Bank the Discounted Payoff Amount;

         (c) Borrower shall have executed and delivered to Bank the Payment Note; and

         (d) Borrower shall have delivered to Bank stock certificates properly endorsed representing the Share Issuance.

         (e) Borrower shall have reimbursed Bank for Bank's costs and expenses, including, without limitation, reasonable attorneys' fees and expenses (including the fees of Bank's inside counsel), incurred in connection with Bank's enforcement of Borrower's obligations, and consultant's fees under the Loan Documents, in the amount of $24,000.00; and

5. CANCELLATION OF AMENDED NOTE, THE WARRANT, AND TERMINATION OF SECURITY INTEREST. Concurrently with Borrower's satisfaction of the requirements set forth in paragraphs 4(a) through (e) of this Agreement, (a) Bank shall mark the Amended Note and the Warrant as canceled, deliver the Amended Note and the Warrant to Borrower and terminate all its rights and its security interests under the Loan Documents, (b) Bank appoints the Chief Executive Officer of Borrower as its attorney-in-fact to execute such documents as may be necessary to give effect to the foregoing, and (c) Bank shall deliver to Borrower all collateral held by Bank pursuant to the Loan Documents including without limitation the Borrower's Common Stock held in pledge. Bank represents and warrants to Borrower that Bank has not sold, assigned, encumbered, or otherwise transferred all or any rights in any of the Loan Documents or any collateral held by Bank under the Loan Documents.

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6. REAFFIRMATION OF LOAN DOCUMENTS. Except as expressly provided herein, Bank's execution of this Agreement shall not result in the waiver of any terms under the Loan Documents, the obligations, covenants, representations and warranties of which are reaffirmed in their entirety by Borrower and Guarantors if the Closing does not occur.

7. DEFAULT. Failure by Borrower or Guarantors to perform all terms and conditions contained in this Agreement shall constitute a default hereunder and, at the option of Bank, this Agreement shall be of no further force and effect.

8. AUTHORITY. Bank, Borrower and Guarantors each hereby represent and warrant that each has full power and authority to execute this Agreement and all documents referred to herein and to undertake and consummate the transactions contemplated hereby.

9. EXECUTION OF DOCUMENTS AND INSTRUMENTS. Borrower and Guarantors each shall execute such other and further documents and instruments and take all other actions as may be reasonable, necessary or convenient, as and when requested by Bank to accomplish the purpose and intent of this Agreement.

10. EXECUTION OF DOCUMENTS AND INSTRUMENTS. Bank shall execute such other and further documents and instruments and take all other actions as may be reasonable, necessary or convenient, as and when requested by Borrower and Guarantors to accomplish the purpose and intent of this Agreement.

11. REPRESENTATION BY COUNSEL. The parties have retained counsel (or have had the opportunity to retain counsel) to represent them in the transactions contemplated herein; the parties have read and understand this Agreement; and the parties have been advised by their respective counsel with respect to their rights and obligations under this Agreement.

12. RELEASE. Effective upon the Closing Borrower and Guarantors , their successors, heirs, executors, administrators, officers, agents, employees, directors, beneficiaries and assigns (collectively, "Releasor Parties"), hereby release, acquit and forever discharge Bank, its directors, officers, employees, agents, affiliates, predecessors, successors, administrators and assigns (collectively, "Releasee Parties"), of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever which Releasor Parties might have because of anything done, omitted to be done, or allowed to be done by any of Releasee Parties and in any way connected with any of the Loan Documents or any of Borrower's or any Guarantor's obligations thereunder as of the date of execution of this Agreement, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including without limitation any settlement negotiations and any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove (collectively, "Released Matters"). Releasor Parties further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the foregoing. In furtherance of this general release, Releasor Parties acknowledge and waive the benefits of California Civil Code Section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any other jurisdiction) which provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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Releasor Parties agree that this waiver and release is an essential and material term of this Agreement and that the agreements in this Section are intended to be in full satisfaction of any alleged, known, or unknown injuries or damages in connection with the Released Matters. Releasor Parties represent and warrant that they have not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasor Parties also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasor Parties have consulted with legal counsel prior to signing this release, or have had an opportunity to obtain such counsel and knowingly chose not to do so, and execute such release voluntarily, with the intention of fully and finally extinguishing all Released Matters.

13. RELEASE. Effective upon the Closing Bank, its successors, officers, agents, employees, directors, beneficiaries and assigns (collectively, "Releasor Parties"), hereby release, acquit and forever discharge Borrower and Guarantors, their respective directors, officers, employees, agents, affiliates, predecessors, successors, administrators and assigns (collectively, "Releasee Parties"), of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever which Releasor Parties might have because of anything done, omitted to be done, or allowed to be done by any of Releasee Parties and in any way connected with any of the Loan Documents or any of Borrower's or any Guarantor's obligations thereunder as of the date of execution of this Agreement, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including without limitation any settlement negotiations and any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove (collectively, "Released Matters"). Releasor Parties further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the foregoing. In furtherance of this general release, Releasor Parties acknowledge and waive the benefits of California Civil Code Section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any other jurisdiction) which provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Releasor Parties agree that this waiver and release is an essential and material term of this Agreement and that the agreements in this Section are intended to be in full satisfaction of any alleged, known, or unknown injuries or damages in connection with the Released Matters. Releasor Parties represent and warrant that they have not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasor Parties also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasor Parties have consulted with legal counsel prior to signing this release, or have had an opportunity to obtain such counsel and knowingly chose not to do so, and execute such release voluntarily, with the intention of fully and finally extinguishing all Released Matters.

                                     Page 6
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Notwithstanding anything to the contrary, this paragraph 13 shall be deemed void
AB INITIO if Borrower or Maker, at any time within 90 days of the Closing, become a "debtor" as defined in 11 U.S.C. Section 101, or any successor statute (unless, in the case of a petition filed against Borrower or any Guarantor, such petition is dismissed within 90 days after its original filing).

14. ATTORNEYS' FEES. In the event of any action in relation to the enforcement of the terms of this Agreement, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees and costs incurred in connection therewith.

15. TIME OF THE ESSENCE. Time is of the essence with respect to any act, payment or performance required under the terms of this Agreement.

16. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the terms of this Agreement.

17. CONSTRUCTION. This Agreement constitutes the product of the negotiation of the parties hereto, and the enforcement hereof shall be interpreted in a neutral manner and not more strongly for or against any party based upon the source of the draftsmanship hereof.

18. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

19. WAIVER OF JURY TRIAL. BORROWER AND EACH GUARANTOR HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THE PARTIES TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK EXECUTING THIS AGREEMENT.

INITIALS OF BORROWER _______         INITIALS OF GUARANTORS _____  _____  _____

20. LIMITATION ON RELATIONSHIP. This Agreement and the other Loan Documents shall not be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture, co-ownership or any other relationship aside from a continuing debtor-creditor relationship between Borrower and Guarantors, on the one hand, and Bank, on the other.

21. REVERSAL OF PAYMENTS. If Bank receives any payments or proceeds of the Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reserved and continue as if such payments or proceeds had not been received by Bank.

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22. INTEGRATED AGREEMENT. This Agreement and any agreement referred to herein constitute a single, integrated written contract expressing the entire agreement among the parties hereto relative to the subject matter hereof and shall not be amended except by a writing signed by all parties. No covenants or agreements of any kind whatsoever concerning the subject matter hereof have been made by any party except as specifically set forth in this Agreement and the prior Loan Documents. Each party has had an opportunity to make any inquiry or investigation regarding the subject matter of this Agreement which it believes desirable. This Agreement has been carefully read by, the contents are known and understood by, and it is signed freely by each party.

IN WITNESS WHEREOF, Borrower, Guarantors and Bank have executed this Agreement as of the date set forth hereinabove.


"BORROWER"                                 "BANK"

SVI SOLUTIONS, INC.                        UNION BANK OF CALIFORNIA, N. A.

By: /s/ BARRY SCHECHTER                    By: /s/ JEAN PIERRE KNIGHT
    -------------------------                  ---------------------------
                                                   JEAN PIERRE KNIGHT
Title: CHIEF EXECUTIVE                     Title:    Vice President
      ----------------------                      ------------------------

By:
    ------------------------

Title:
      ----------------------

"GUARANTORS"

SVI RETAIL, INC.

By: /s/ BARRY SCHECHTER
    ------------------------

Title: CHIEF EXECUTIVE
       ---------------------

By: ________________________

Title: _____________________

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SABICA VENTURES, INC.

By: /s/ BARRY SCHECHTER
    -------------------------

Title: CHIEF EXECUTIVE
      ----------------------

By: ________________________

Title: _____________________


SVI TRAINING PRODUCTS, INC.

By: /s/ BARRY SCHECHTER
    ------------------------

Title: DIRECTOR
      ----------------------

By: ________________________

Title: _____________________

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